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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported): October 31, 2000


                             EMERGING VISION, INC.
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               (Exact Name of Registrant as Specified in Charter)

         New York                        1-14128                 11-3096941
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                          1065 Avenue of the Americas
                            New York, New York 10018
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                    (Address of Principal Executive Offices)

                                 (646) 452-2500
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              (Registrant's Telephone Number, including Area Code)

                            1500 Hempstead Turnpike
                             East Meadow, NY 11554
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         (Former Name or Former Address, if Changed since Last Report)

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Item 5.  Other Events
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         On October 30, 2000, the Executive Committee of the Registrant's Board
of Directors ratified the action taken by the Board, on November 1, 1999, in authorizing the Registrant to repurchase, pursuant to the requirements of
Section 10b-18 promulgated under the Securities Exchange Act of 1934, as amended, up to 1,000,000 shares of its Common Stock, par value $.01 per share, at prevailing prices in open market transactions effected during the one year period commencing upon the Company's issuance of a press release announcing such repurchase program.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (a) and (b) - Not applicable

(c)                     Exhibits
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                  11.03 - Press Release, dated October 31, 2000, announcing the
                  Stock Repurchase Program adopted by the Company's Board of Directors.


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                                   SIGNATURE


         Pursuant to the requirements of the Securities exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EMERGING VISION, INC.


                                       By: /s/ Joseph Silver
                                           -------------------------------------
                                       Name:  Joseph Silver
                                       Title: Executive Vice President & General
                                              Counsel

Date: October 31, 2000